Exhibit 99.1

4Q13 EARNINGS CONFERENCE CALL PRESENTATION

February 25, 2014

Exhibit 99.1

4Q13 Leasing Activity(1)

The fourth quarter of 2013 was the highest lease-signing quarter in the company’s history

Turn-Key Flex® 320,323 $130 $41.5 million

Powered Base Building® 34,805 $35 $1.2 million

Custom Solutions 15,320 $139 $2.1 million

Colocation 41,429 $185 $7.7 million

Non-Technical 57,460 $29 $1.7 million

Total 469,337 $115 $54.2 million

$ in millions Historical Signings – Annualized GAAP Base Rent

$60

1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

1) GAAP rental revenues include total rent for new leases and expansion 1

Historical Lease Signings

4Q13 Renewal Activity

Signed $22 million of renewal leases

Rental rates on renewals increased by 3.6% (cash) and 18.9% (GAAP) for total data center space

Renewed 73,000 square feet of Powered Base Building® data centers with rental rate increases of over 27% (cash) and over 51% (GAAP)

Renewed 75,000 square feet of Turn- Key Flex ® data centers with rental rate increases essentially flat on cash basis and over 12% on a GAAP basis

3

DIGITAL REALTY
Data Center Solutions

Backlog Waterfall

Roughly 45% of leases signed in 4Q13 commence within 180 days.
The average sign to commence gap is expected to be just over five months(1)

Expected Commencement Quarter

Signing Quarter		4Q11	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	2016+
Acq & Pre 4Q11	$66.8	$20.9	$10.4	$13.8	$0.4	$7.3	$.2	$2.5	$1.3	$1.0			$1.6					$2.3	$5.1
4Q11	$53.0	$1.3	$12.7	$1.1	$12.6	$14.3			$2.3								$6.0		$2.7
1Q12	$17.8		$2.2	$7.7	$1.1		$4.6				$2.2								
2Q12	$32.1			$7.8	$4.0	$8.5	$9.3	$2.5											
3Q12	$27.0				$8.8	$5.1	$2.7	$4.9	$4.7										$.8
4Q12	$28.8					$17.1	$3.5	$3.8		$1.6		$2.8							
1Q13	$43.7						$7.8	$5.8	$7.0	$4.1	$1.9	$1.4			$2.9	$1.3	$2.9		$8.7
2Q13	$16.0							$5.1	$1.5	$3.2	$3.2								$3.1
3Q13	$47.3								$15.3	$13.1	$4.5	$4.9	$3.1	$2.0	$4.4				
4Q13	$54.2									$12.8	$15.1	$7.9	$3.3	$7.1	$2.0	$1.8	$4.1		$.2
	$386.7	$22.1	$25.4	$30.4	$26.9	$52.3	$28.1	$24.6	$32.1	$35.8	$26.9	$17.0	$8.0	$9.1	$9.3	$3.1	$13.0	$2.3	$20.6
											Backlog:		$109.2						

Expected Commencement Quarter

Signing Quarter		Current Q	CQ+1	CQ+2	CQ+3	+4Q
4Q11	$53.0	$1.3	$12.7	$1.1	$12.6	$25.2
1Q12	$17.8	$2.2	$7.7	$1.1	$.0	$6.9
2Q12	$32.1	$7.8	$4.0	$8.5	$9.3	$2.5
3Q12	$27.0	$8.8	$5.1	$2.7	$4.9	$5.5
4Q12	$28.8	$17.1	$3.5	$3.8	$.0	$4.4
1Q13	$43.7	$7.8	$5.8	$7.0	$4.1	$19.1
2Q13	$16.0	$5.1	$1.5	$3.2	$3.2	$3.1
3Q13	$47.3	$15.3	$13.1	$4.5	$4.9	$9.5
4Q13	$54.2	$12.8	$15.1	$7.9	$3.3	$15.1
	$320.0	$78.1	$68.6	$39.8	$42.3	$91.3
Percent Commenced		24%	21%	12%	13%	29%

Expected Commencement Indicators



$ in millions
months
$60
$40
$20
$-
20
15
10
5
-
All Other Types
TKF
Custom Solutions
Sign to Commence Gap (Months)
14
5
5
6
4
18
12
5
5
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

1) On a weighted-average basis

Note: Amounts shown represent GAAP annualized base rent from signed but not commenced leases and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. Amounts shown include signed but not commenced leasing at unconsolidated JV's at 100%.

4

Contractual NOI Step Function[1][2]

Contractually-committed, signed leases are expected to generate over $1 billion of NOI in 2014


$ in millions
$1,100
$1,050
$1,000
$950
$900
$850
$800
$961
$6
$3
$23
$15
$28
$1,023
$12
$36
$1,072
4Q13 Annualized NOI, consolidated (3)
4Q13 run-rate adjustments (4)
4Q13 acquisitions (5)
4Q13 unconsolidated JV NOI
4Q13 leases commenced (carryover) (6)
FY14 leasing backlog (recognized) (7)
2014 Contractual NOI (est)
FY14 leasing backlog (carryover) (8)
2015+ leasing backlog (9)
2015+ Contractual NOI (est)

1) Incremental NOI from signed leasing backlog based on estimated commencement dates; calculated from GAAP rental revenue at 75% margin.
2) Chart assumes no impact from renewals and expirations in future periods.
3) NOI is a non-GAAP financial measure. For a description of NOI and a reconciliation to operating income see the Appendix. Annualized NOI is calculated by multiplying results for the most recent quarter by four. Annualized results may not be indicative of any four-quarter period and do not take into account scheduled lease expirations, among other things. Annualized data is presented for illustrative purposes only.
4) Amounts in 4Q13 NOI that we do not expect to realize on a go forward basis; specifically compensation related adjustments made in 4Q13.
5) Adjustment to annualize the NOI related to acquisitions closed in 4Q13.
6) Adjustment to reflect the difference between annualized and recognized NOI from leases that commenced in 4Q13.
7) Recognized portion of NOI related to signed leasing expected to commence in FY14. Includes DLR's share of NOI from signed leases at unconsolidated JV's.
8) Adjustment to reflect the difference between annualized and recognized NOI from leases expected to commence in FY14. Includes DLR's share of NOI from signed leases at unconsolidated JV's.
9) Annualized NOI related to signed leases scheduled to commence in 2015 and beyond.

5

Data Center Growth Forecast

Global business spending for infrastructure and services related to the cloud will reach $174 billion in 2014, a 20% increase from 2013(1)

Global consumer spending on digital games, apps, and online movies passed $57 billion in 2013, up almost 30 percent from $44 billion in 2012(2)

3Q13 U.S. Major Market Data Center Supply

7
8

2014 Long-Term Incentive Compensation Plan

Shareholder-friendly compensation plan linked to relative total shareholder return

[Graphic Appears Here]

More closely aligns management’s interests with shareholders’

Incentivizes the creation of sustainable, long-term shareholder value

Fosters a culture of ownership

Total shareholder return measured relative to the MSCI US REIT Index (RMS)

Three-year performance measurement period

50% of the shares that meet the performance criteria vest following the end of the performance period; the remaining 50% vest the following year

Digital Realty

$0.00

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E(1)

1) 2014E dividend is based on board approved dividend as of February 11, 2014.

4Q13 Acquisition Overview

Property 636 Pierce Street

Market New York / New Jersey Metro

Property Type Data center

Acquisition Date December 19, 2013

Purchase Price $35.3 million

Size 108,336 square feet

Occupancy 100%

Tenant AA-rated financial services company

Remaining Lease 9.2 years

Term

Lease Type Absolute triple-net

2014 Cash NOI – $3.2 million

Estimated

Cap Rate 8.0% (including pre-payment penalty)

Subsequent to year-end, Digital Realty and PRISA agreed to

contribute the asset to the existing Digital / PRISA joint

venture

Joint Venture JV will assume, but expects to pre-pay, the in-place debt

Pre-payment penalty: ~$4.2 million

Ownership: DLR 20% / PRISA 80%

Expected to close by the end of 1Q 2014

Contribution to JV is expected to yield a healthy double-digit

Benefits

return on Digital Realty’s 20% equity

Core FFO per share

$ 4.80

$ 0.01 $0.01 $4.78

$ 0.01

$ 0.01

$ 0.02

$ 0.04

$ 4.70

$ 4.67

FY ‘13 Core FFO—Lower interest and Compensation Other revenue and Lower tax Higher actual OpEx FY ‘13 Core FFO -

Guidance preferred dividend (1) accrual fee income expense (3) Fx rates (4) Savings Actual adjustment (2)

Delayed GBP bond: +$1.5M; delayed preferred issuance +$1.4M; higher capped interest +$2M

NOI bonus reduction $1.5M; G&A bonus reduction $1.5M

$2M deferred tax benefit related to a reduction in the UK tax rate (from 23% to 20%).

GBP + 3.8%; EUR +2.4%

Improved Supplemental Disclosure

Appendix

Forward Looking Statement

The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion, expected availability for occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing Turn-Key Flex space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment markets and market opportunities; our ability to access the capital markets; expected time and cost savings to our customers; our strategies, plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the market effects of regulatory requirements; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our sales and marketing program; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates, on property acquisitions; potential new markets; dividend payments and our dividend policy; projected financial information and covenant metrics; projected NOI, FFO run-rate, FFO guidance and other forward-looking financial data; leasing expectations; expectations with respect to the exercise of the put rights contained in our exchangeable debentures; Digital Realty Ecosystem; our connectivity initiative; Digital Open Internet Exchange; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the impact of the recent deterioration in global economic, credit and market conditions, including the downgrade of the U.S. government’s credit rating; current local economic conditions in our geographic markets; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; increased interest rates and operating costs; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or developed properties or businesses; the suitability for our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development of properties; decreased rental rates or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and space held for development; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2012 and subsequent filings with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Definitions of Non–GAAP Financial Measures

The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations (AFFO)

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount, (iv) non-cash compensation, (v) loss from early extinguishment of debt, (vi) straight line rents, (vii) fair value of lease revenue amortization, (viii) change in fair value of contingent consideration, (ix) capitalized leasing payroll, (x) recurring tenant improvements, (xi) capitalized leasing commissions and (xii) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Core Funds from Operations (CFFO)

We present core funds from operations, or CFFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate CFFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) significant transaction expenses, (iii) loss from early extinguishment of debt, (iv) costs on redemption of preferred stock, (v) significant property tax adjustments, net, and (vi) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of CFFO as a measure of our performance is limited. Other REITs may not calculate CFFO in a consistent manner. Accordingly, our

CFFO may not be comparable to other REITs’ CFFO. CFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Net Operating Income (NOI) and Cash NOI

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs’ NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

Definitions of Non–GAAP Financial Measures

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) and Adjusted EBITDA

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, straight-line rent expense adjustment attributable to prior periods, gain in connection with joint venture formations or contributors, noncontrolling interests, and preferred stock dividends. Adjusted EBITDA is EBITDA excluding straight-line rent expense adjustment attributable to prior periods, gain on contribution of properties to unconsolidated joint venture, noncontrolling interests, and preferred stock dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Each of FFO, CFFO, AFFO, NOI, Cash NOI, EBITDA and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO, CFFO, AFFO, NOI, Cash NOI, EBITDA and Adjusted EBTIDA as measures of our performance is limited.

Reconciliation of Non-GAAP Items to Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)

(in thousands, except per share and unit data)

(unaudited)

Three Months Ended Year Ended

December 31, 2013 September 30, 2013 December 31, 2013

Net income available to common stockholders $ 42,977 $ 138,872 $ 271,583

Adjustments:

Noncontrolling interests in operating partnership 849 2,757 5,366

Real estate related depreciation and amortization (1) 125,671 120,006 471,281

Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 1,387 788 3,805

Gain on contribution of properties to unconsolidated joint venture(555)(115,054)(115,609)

Gain on sale of assets held in unconsolidated joint venture — -

FFO available to common stockholders and unitholders (2) $ 170,329 $ 147,369 $ 636,426

Basic FFO per share and unit $ 1.30 $ 1.13 $ 4.88

Diluted FFO per share and unit (2) $ 1.26 $ 1.10 $ 4.74

Weighted average common stock and units outstanding

Basic 130,982 130,977 130,463

Diluted (2) 137,891 137,851 137,771

(1)	Real estate related depreciation and amortization was computed as follows:

Depreciation and amortization per income statement 126,776 121,198 475,464

Non-real estate depreciation(1,105)(1,192)(4,183)

$ 125,671 $ 120,006 $ 471,281

(2) At December 31, 2013, we had 0 series D convertible preferred shares outstanding, as a result of the conversion of all remaining shares on February 26, 2013, which calculates into 471 common shares on a weighted average basis for the year ended December 31, 2013. For the three months ended December 31, 2013 and September 30, 2013, we have excluded the effect of dilutive series E, series F and series G preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F and series G preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the three months ended December 31, 2013 and September 30, 2013would be 15,372 and 12,734, respectively. For the year ended December 31, 2013, we have excluded the effect of dilutive series E, series F and series G preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E, series F and series G preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the year ended December 31, 2013 would be 12,358 shares. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,712 and 6,684 common shares on a weighted average basis for the three months ended December 31, 2013 and September 30, 2013, respectively, and were exchangeable for 6,650 common shares on a weighted average basis for the year ended December 31, 2013. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

Three Months Ended Year Ended

December 31, 2013 September 30, 2013 December 31, 2013

FFO available to common stockholders and unitholders $ 170,329 $ 147,369 $ 636,426

Add: Series C convertible preferred dividends — -

Add: Series D convertible preferred dividends — -

Add: 5.50% exchangeable senior debentures interest expense 4,050 4,050 16,200

FFO available to common stockholders and unitholders — diluted $ 174,379 $ 151,419 $ 652,626

Weighted average common stock and units outstanding 130,982 130,977 130,463

Add: Effect of dilutive securities (excluding series C and D convertible preferred stock and 5.50% exchangeable senior debentures) 197 190 187

Add: Effect of dilutive series C convertible preferred stock — -

Add: Effect of dilutive series D convertible preferred stock — 471

Add: Effect of dilutive 5.50% exchangeable senior debentures 6,712 6,684 6,650

Weighted average common stock and units outstanding — diluted 137,891 137,851 137,771

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)

(in thousands, except per share and unit data)

(unaudited)

Three Months Ended Year Ended

December 31, 2013 September 30, 2013 December 31, 2013

FFO available to common stockholders and unitholders — diluted $ 174,379 $ 151,419 $ 652,626

Termination fees and other non-core revenues (1) -(14)(402)

Gain on insurance settlement —(5,597)

Significant transaction expenses 1,108 243 4,605

Loss from early extinguishment of debt 608 704 1,813

Straight-line rent expense adjustment attributable to prior periods—9,155 7,489

Change in fair value of contingent consideration (2)(1,749)(943)(1,762)

Other non-core expense adjustments (3) 7 3 63

CFFO available to common stockholders and unitholders — diluted $ 174,353 $ 160,567 $ 658,835

Diluted CFFO per share and unit $ 1.26 $ 1.16 $ 4.78

Includes one-time fees, proceeds and certain other adjustments that are not core to our business.

Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.

Includes reversal of accruals and certain other adjustments that are not core to our business.

Reconciliation of Non-GAAP Items to Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Operating Income to Net Operating Income (NOI)

(in thousands)

(unaudited)

Three Months Ended

December 31, 2013

Operating income $ 98,055

Less:

Fee income(1,315)

Add:

Construction management expenses 35

Depreciation and amortization 126,776

General and administrative 15,536

Transactions 1,108

Other expenses 7

Net Operating Income (NOI) $ 240,202

4Q13 Annualized NOI (Net Operating Income multiplied by four) $ 960,808

A reconciliation of the range of 2013 projected net income to projected FFO and core FFO follows:

Low—High

Net income available to common stockholders per diluted share $2.02 – 2.04

Add:

Real estate depreciation and amortization $3.62

Less:

Dilutive impact of convertible stock($0.15)

Less:

Gain from change in control of investment properties($0.89)

Projected FFO per diluted share $4.60– 4.62

Adjustments for items that do not represent core expenses and revenue streams $0.05

Projected core FFO per diluted share $4.65– 4.67

Digital Realty